UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 5, 2025
Elicio Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39990	11-3430072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

451 D Street, 5th Floor
Boston, Massachusetts 02210
(Address of principal executive offices, including zip code)
(857) 209-0050
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.01 par value per share	ELTX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on August 12, 2024, Elicio Therapeutics, Inc. (the “Company”) entered into a securities purchase agreement pursuant to which the Company issued a 3.0% Senior Secured Convertible Promissory Note due February 15, 2026 (the “Convertible Note”) in the principal amount of $20.0 million to GKCC, LLC, an entity controlled by a member of the board of directors of the Company (the “Purchaser”). Under the terms of the Convertible Note, if at any time from and after the date of the Convertible Note and for so long as the closing price of the Company’s common stock, par value $0.01 (the “Common Stock”), on The Nasdaq Capital Market equals or exceeds 135% of the initial conversion price of $5.81 for 20 trading days in a 30 trading day period, then the Company has the right to require the Purchaser to convert all or any portion of the Convertible Note, including any accrued but unpaid interest into shares of Common Stock.

Accordingly, on March 3, 2025, the Company exercised its right under the Convertible Note to require the Purchaser to convert the full amount of the Convertible Note, including all accrued and unpaid interest, into shares of Common Stock and, on March 5, 2025, issued 3,500,573 shares of Common Stock to the Purchaser in satisfaction in full of the Convertible Note. The issuance of shares of Common Stock to the Purchaser described herein was made pursuant to the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended.

Following the issuance of the shares of Common Stock to the Purchaser, there were 15,861,913 shares of Common Stock outstanding.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elicio Therapeutics, Inc.

	By:	/s/ ROBERT CONNELLY
Date: March 5, 2025		Robert Connelly President and Chief Executive Officer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)